UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5857 Owens Avenue, Suite 300, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

(760) 452-8111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QLGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 15, 2025, Qualigen Therapeutics, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Secured Demand Promissory Note dated August 21, 2025 (the “Amended and Restated Note”) with Marizyme, Inc. The Amendment corrects the maturity date of the Amended and Restated Note to August 21, 2026, increases the “Advance” and corresponding principal amount outstanding by $75,000, resulting in a revised outstanding principal balance of $4,526,462.18, and provides that the additional advance accrues interest at the rate set forth in the Amended and Restated Note. The Amendment also reaffirms that the Company’s obligations remain secured under the existing Security Agreement. The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is only a draft summary, and it is qualified in its entirety by reference to Exhibit 10.2, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Amended and Restated Secured Demand Promissory Note (including Security Agreement), dated August 21, 2025, by and between Marizyme, Inc. and Qualigen Therapeutics, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed on August 27, 2025).

10.2	Amendment No. 1 to Amended and Restated Secured Demand Promissory Note, dated September 15, 2025, by and between Marizyme, Inc. and Qualigen Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: September 16, 2025	By:	/s/ Kevin Richardson II
	Name:	Kevin Richardson II
	Title:	Interim Chief Executive Officer